ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 27, 2016

To the Statement of Additional Information (“SAI”) dated April 30, 2016

Each Fund’s Board of Trustees (the “Board”) has appointed two new Trustees to serve on the Board, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds or GEAM. Therefore, the SAI dated April 30, 2016 is revised as follows:

On pages 63-64 of the SAI, the first six paragraphs of the sub-section entitled “Trustees and Officers” under the section entitled “Management of the Funds” are deleted in their entirety and replaced with the following:

Board’s Oversight Role in Management. The Boards’ role in management of the Funds is oversight of activities of service providers and officers. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily GEAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). Pursuant to an exemptive order received from the Commission, each of the Funds is exempt from the provisions of the 1940 Act which requires a registered investment company to have non-interested persons on its Board of Trustees.1 The Boards are composed primarily of interested persons and a majority of the Trustees of the Funds are also senior officers of GEAM. As such, each of the Trustees who are senior officers of GEAM possess extensive and in-depth knowledge about the management of the Funds, the Funds’ performance, and the nature, extent and quality of the services provided to the Funds. Each Board’s audit committee meets during its scheduled meetings as needed, and between meetings the Chair of the Audit Committee maintains contact with the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of GEAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. GEAM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address among other things particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risk. The Boards also receive reports from internal GEAM counsel who regularly consults with outside counsel to GEAM and certain other investment companies advised and sponsored by GEAM regarding regulatory compliance and governance matters. The Boards’ oversight role does not make the Boards guarantors of the Funds’ investments or activities, or make the Boards obligated to perform those activities directly.

[1]	The Funds are also exempt from other provisions of the 1940 Act, such as Section 15(c), that impose obligations on a fund’s non-interested directors/trustees.

Board Composition and Leadership Structure. A majority of the Trustees are senior officers of GEAM.

Three Trustees are members of the Funds’ Audit Committee. The Audit Committee evaluates and selects the Funds’ independent auditors. The Audit Committee meets with the Funds’ independent auditors to review the scope and cost of the Funds’ audit, reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors approves the provision of such services after considering the possible effect of such services on their independence. During the prior fiscal year, the Audit Committee held two meetings.

The Board of each Fund has delegated to GEAM’s fair valuation committee the responsibility for establishing the fair value of securities and other investments for which quotations or other market values are either not readily available or do not reflect all market developments. The valuation committee performs its role subject to valuation procedures approved by the Boards. The valuation committee is comprised of several GEAM officers, including the Chief Investment Officer of each asset class.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills. The Board of each Fund believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single trustee, or particular single factor, being indicative of Board effectiveness. However, the Board of each Fund believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, in order to exercise effective business judgment in the performance of their duties, and the Board of each Fund believes that its members satisfy this standard. The Board also believes that they are able to interact effectively with Fund management, service providers and counsel as a majority of the Trustees are also senior officers at GEAM. Experience relevant to having this ability may be achieved through a trustee’s educational background; business or professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other professional or life experiences. To assist them in evaluating matters under federal and state law, the Trustees may benefit from information provided by internal counsel who regularly consults with outside counsel to GEAM and certain other investment companies advised and sponsored by GEAM who have significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Board of each Fund evaluates its performance on an annual basis.

Detailed information about each Trustee and executive officer of the Funds, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Certain persons named as Trustees also may serve in a similar capacity for other Funds advised by GEAM. The executive officers of the Funds are employees of organizations that provide services to the Funds. The business address of each Trustee and executive officer is 1600 Summer Street, Stamford, Connecticut 06905.

On page 69 of the SAI, under the section entitled “Management of the Funds - Trustees and Officers,” the table entitled “Trustees and Executive Officers” is renamed as “Interested Trustees and Executive Officers” and the following table is added after such table:

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William L. Marshall c/o GEAM 1600 Summer St. Stamford, CT 06905 74	Trustee	Until successor is elected and qualified - less than 1 year	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; 2015 to present, Board Member, The Doylestown Health Foundation Board.	6	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds; Director, Marshall Financial Group, Inc.
Patrick J. Riley c/o GEAM 1600 Summer St. Stamford, CT 06905 68	Trustee	Until successor is elected and qualified - less than 1 year	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	6	Trustee, State Street Institutional Investment Trust; Trustee, State Street Master Funds; Trustee, SSGA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013-Present).

On page 72 of the SAI, under the section entitled “Management of the Funds - Trustees and Officers,” the following biographies are added after Matthew Zakrzewski’s biography:

•	William L. Marshall - Mr. Marshall is an experienced business executive with over 46 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related committees of SSGA Funds for 27 years and possesses significant experience regarding the operations of registered investment companies.

•	Patrick J. Riley - Mr. Riley is an experienced business executive with over 40 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of SSGA Funds for 27 years and possesses significant experience regarding the operations of registered investment companies.

On page 72 of the SAI, under the section entitled “Management of the Funds - Trustees and Officers,” the table entitled “Trustees’ Compensation” is deleted in its entirety and replaced with the following:

Trustees’ Compensation

(for the year ended December 31, 2015)

Name of Trustee	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by GEAM

Dmitri Stockton[1]	None	None

George A. Bicher[1]	None	None

Paul M. Colonna[1]	None	None

Greg Hartch[1]	None	None

Ralph R. Layman[1]	None	None

Matthew J. Simpson[1]	None	None

Donald W. Torey[1]	None	None

David Wiederecht[1]	None	None

Jeanne M. La Porta[1]	None	None

Matthew Zakrzewski[1]	None	None

William L. Marshall[2]	None	None

Patrick J. Riley[2]	None	None

1 As of December 31, 2015, Messrs. Stockton, Bicher, Colonna, Hartch, Layman, Simpson, Torey, Wiederecht and Zakrzewski and Ms. La Porta served as Trustee or Director of various investment companies advised by GEAM, including the Funds. Each of them is considered to be an interested person of each Fund, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serves as a Trustee thereof without receiving compensation from the Funds.

2 Messrs. Marshall and Riley were appointed as Trustees to each Board in April 2016. As of December 31, 2015, Messrs. Marshall and Riley did not serve as Trustees or Directors of any registered investment company portfolios advised by GEAM, including the Funds. Accordingly, neither Trustee received compensation from the Funds as of December 31, 2015.

This Supplement should be retained with your SAI for future reference.